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                                                                    EXHIBIT 10.2

                         Advanced Nutraceuticals, Inc.

                      1995 Stock Option Plan, As Amended

     This Stock Option Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Advanced Nutraceuticals, Inc. and related companies.

     1.   Definitions.
          -----------

          The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

          Board:  The Board of Directors of Advanced Nutraceuticals, Inc.
          -----

          Code:  The Internal Revenue Code of 1986, as amended.
          ----

          Common Stock:  The $.01 par value Common Stock of Advanced
          ------------
Nutraceuticals, Inc.

          Company:  Advanced Nutraceuticals, Inc., a corporation incorporated
          -------
under the laws of Texas, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Consultant: A Consultant is any person, including any advisor, engaged
          ----------
by the Company or any Related Company to render consulting services and who is compensated for such services.

          Continuous Status as an Employee or Consultant:  The employment by, or
          ----------------------------------------------
relationship as a Consultant with, the Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

          Date of Grant:  The date on which an Option is granted under the Plan.
          -------------

          Employee:  An Employee is an employee of the Company or any Related
          --------
Company.

          Fair Market Value: The Fair Market Value of the Option Shares. Such
          -----------------
Fair Market Value as of any date shall be reasonably determined by the Option Committee (see below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall be the officially quoted closing price, if available, through the National Association of Securities Dealers, Inc. or a stock exchange, or if
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no officially quoted closing price is available, the representative closing bid price, on the date in question. In the event there is no officially quoted closing price or bid price or the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Option Committee after such consultation with outside legal, accounting and other experts as the Board or the Option Committee may deem advisable, and the Board or the Option Committee shall maintain a written record of its method of determining such value.

          Incentive Stock Options ("ISOs"): "Incentive Stock Options" as that
          --------------------------------
term is defined in Section 422A of the Code.

          Key Employee: A person designated by the Option Committee who either
          ------------
is employed by the Company or a Related Company (see below) and upon whose judgment, initiative and efforts the Company or a Related Company is largely dependent for the successful conduct of its business; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company or a Related Company.

          Non-Incentive Stock Options ("Non-ISOs"): Options which are not
          ----------------------------------------
intended to qualify as "Incentive Stock Options" under Section 422A of the Code.

          Option: The rights granted to an Employee or Consultant to purchase
          ------
Common Stock pursuant to the terms and conditions of an Option Agreement (see below).

          Option Agreement: The written agreement (and any amendment or
          ----------------
supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

          Option Committee: The Plan shall be administered by an Option
          ----------------
Committee composed of the Board or a committee, selected by the Board, consisting of two or more persons, each of whom is not an employee of the Corporation. The foregoing does not apply to Specific Option Grants.

          Option Shares: The shares of Common Stock underlying an Option granted
          -------------
to an Employee or Consultant.

          Optionee:  An Employee or Consultant who has been granted an Option.
          --------

          Related Company:  Any corporation that is a "parent corporation" or a
          ---------------
"subsidiary corporation" with respect to the Company, as those terms are defined in Section 425 of the Code. The determination of whether a corporation is a Related Company shall be made without regard to whether the corporation or the relationship between the corporation and the Company now exists or comes into existence hereinafter.

          Specific Option Grants: The specific grants of Options as provided in
          ----------------------
Section 9.

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     2.   Purpose and Scope.
          -----------------

          (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

          (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

     3.   Administration of the Plan. The Plan shall be administered by the
          --------------------------
Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

          In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees, shall determine (i) the number of shares of Common Stock to be subject to each Option, (ii) the time at which each Option is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, (v) the option period, and (vi) the manner in which the Option becomes exercisable. Provided, that, the number of shares of Common Stock to be subject to Options granted to an Optionee shall not exceed 300,000 in any fiscal year of the Company. In addition, the Option Committee shall fix such other terms of each Option as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option.

          The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

          The Board may from time to time make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan, and that the approval by the affirmative votes of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Texas, shall be required for any amendment which would:

          (a) modify the eligibility requirements for receiving Options under the Plan;

          (b)  increase the benefits accruing to Employees under the Plan; or

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          (c)  increase the number of shares of Common Stock that may be issued under the Plan.

          All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

     4.   The Common Stock. In addition to the Specific Option Grants, the Board
          ----------------
is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options with respect to, a total number, not in excess of 3,000,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 10 shall be substituted for the 3,000,000 shares or into which such 3,000,000 shares shall be adjusted. All or any unsold shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

     5.   Eligibility.  Options which are intended to qualify as ISOs will be
          -----------
granted only to Key Employees. Key Employees and other Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

     6.   Option Price. The Option Committee shall determine the purchase price
          ------------
for the Option Shares, provided that the purchase price to be paid by Optionees for the Option Shares whether ISOs or non-ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant. The purchase price for the Option Shares shall be a fixed, and cannot be a fluctuating, price.

     7.   Duration and Exercise of Options.
          --------------------------------

          (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. No Option shall be exercised for the period of six months following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

          (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is

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violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

          (c) The Option Committee may determine whether any Option shall be exercisable as provided in Paragraph (a) of this Section 7 or whether the Options shall be exercisable in installments only; if the Option Committee determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

          (d) In the event an Optionee's Continuous Status as an Employee or Consultant terminates because of the death or permanent and total disability of the Optionee, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire.

          (e) Notwithstanding the provisions of Paragraph (d) of this Section 7, in the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason other than the Optionee's death or permanent and total disability, any unexercised portion of any Option held by the Optionee on the date of termination may be exercised within 30 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 30-day period, any unexercised portion of an Option shall expire.

          (f) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

          (g) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 16 below.

          (h) No Option Shares may be sold, transferred or otherwise disposed of within six months of the Date of Grant by any person who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on the Date of Grant.

          (i) No Option Shares may be sold, transferred or otherwise disposed of within six months of the date of shareholder approval of the Plan by any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act on the date of shareholder approval of the Plan.

     8.   Payment for Option Shares.  If the purchase price of the Option Shares
          -------------------------
purchased by any Optionee at one time exceeds $2,000, the Option Committee may permit all or part of

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the purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

     9.   Specific Option Grants. The Company hereby grants to the following Key
          ----------------------
Employees, Options to purchase the Option Shares set forth opposite their respective names below in this Section 9, and at Exercise Prices set forth opposite their respective names, such Options to be exercisable commencing six months from the date of Shareholder approval of this Plan, and to expire seven years from the date of Grant, unless earlier terminated in accordance with the provisions of this Plan:

     Name of Optionee      Number of Shares  Exercise Price
     --------------------  ----------------  --------------
     David P. Bertrand          16,000           $2.25
     David P. Bertrand          16,000           $2.70
     Jana Mitcham               14,000           $2.25
     Jana Mitcham               14,000           $2.70
     Ronnie Meaux                7,500           $2.25
     Ronnie Meaux                7,500           $2.70
     Gregory Pusey               5,000           $2.25
     Gregory Pusey               5,000           $2.70

     10.  Change in Stock, Adjustments, Etc.  In the event that each of the
          ---------------------------------
outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option thereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, the Option Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Option Committee shall make any

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such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

     11.  Relationship to Employment or Position. Nothing contained in the Plan,
          --------------------------------------
or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Optionee's employment as an Employee or position as a Consultant, at any time.

     12.  Nontransferability of Option. No Option granted under the Plan shall
          ----------------------------
be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, or except pursuant to a qualified domestic relations order as defined in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder. Except as provided in the preceding sentence, any attempt to transfer the Option shall void the Option.

     13.  Rights as a Stockholder.  No person shall have any rights as a
          -----------------------
shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in
Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     14.  Securities Laws Requirements.  No Option Shares shall be issued unless
          ----------------------------
and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     15.  Disposition of Shares. Each Optionee, as a condition of exercise,
          ---------------------
shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under
Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     16.  Effective Date of Plan; Termination Date of Plan.  Subject to the
          ------------------------------------------------
approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective as of March 3, 1995. The Plan shall terminate at midnight on February 28, 2005, except as to Options previously granted and outstanding under the Plan at that time. No

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Options shall be granted after the date on which the Plan terminates.  The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

     17.  Limitation on Amount of Option.  To the extent that the aggregate Fair
          ------------------------------
Market Value (determined at the Date of Grant) of Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and Related Company exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-ISOs.

     18.  Ten Percent Shareholder Rule.  With respect to ISO's, no Option may be
          ----------------------------
granted to a Key Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in Section 425 of the Code, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 425 of the Code.

     19.  Withholding Taxes.  The Company, or any Related Company, may take such
          -----------------
steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

     20.  Effect of Changes in Control and Certain Reorganizations.
          --------------------------------------------------------

          (a) In the event of a Change in Control of the Company (as defined below), the Option Committee may, in its discretion, make any or all of the following adjustments: (i) provide that all Options granted pursuant to the Plan shall become exercisable immediately upon such Change in Control (or such other time as the Committee shall determine), subject to Section 17 with respect to ISOs; (ii) provide for the payment to an Optionee upon surrender of an Option (or portion thereof) of an amount in cash equal to the excess of (a) the higher of (I) the aggregate Fair Market Value of the Option Shares covered by such Option (or portion thereof) on the date of surrender or (II) the average price per share paid for the most highly priced one percent of the Common Stock acquired in connection with the Change in Control times the number of Option Shares covered by such Option (or portion thereof) over (b) the aggregate exercise price, except that in no event shall an Optionee have a right to receive with respect to any ISO an amount in excess of the Fair Market Value on the date of surrender of the total number of Option Shares with respect to which such Option is surrendered, less the exercise price which the Optionee would otherwise have been required to pay upon purchase of such Option Shares had he exercised the Option; (iii) make any other adjustments, or take such

                                      -8-
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other action, as the Option Committee, in its discretion, shall deem appropriate. In the event that the Option Committee provides for the surrender of Options pursuant to clause (ii) above, to the extent any Option is surrendered, it shall be deemed to have been exercised for purposes of Section
4. For purposes of this Section 20, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or (ii) during any period of two consecutive years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constituted the Board and any new directors, whose appointment by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

          (b) In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of all of the issued and outstanding equity securities of the Company (for purposes of this Section 20(b), the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), (iii) a division or subsidiary of the Company is acquired by another corporation, person or entity, (iv) all or substantially all of the assets of the Company are acquired by another corporation, (v) the Company is reorganized, dissolved or liquidated (each such event in (i), (ii), (iii), (iv) or (v) being hereinafter referred to as a "Reorganization Event"), or (vi) the Board shall propose that the Company enter into a Reorganization Event, then the Option Committee may, in its sole discretion, make any or all of the following adjustments: (A) by written notice to each Optionee provide that such Optionee's Options shall be terminated or cancelled, unless exercised within thirty (30) days (or such other period as the Option Committee shall determine) after the date of such notice; (B) subject to
Section 17 with respect to ISOs, advance the dates upon which any or all outstanding Options shall be exercised; (C) provide for the payment upon termination or cancellation of an Option of an amount in cash or securities equal to the excess, if any, of the Fair Market Value of the Option Shares subject to the Option at the time of such termination or cancellation over the exercise price of such Option; and (D) make any other adjustments, or take such other action, as the Option Committee, in its discretion, shall deem appropriate. Any action taken by the Option Committee may be made conditional upon the consummation of the applicable Reorganization Event.

                                      -9-
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     21.  Other Provisions.
          ----------------

          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b) Any expenses of administering the Plan shall be borne by the Company.

          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Texas.


                                * * * * * * * *

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